Exhibit 99.2

ANALYST & INVESTOR DAY — 2015

Forward Looking Statements 1 This presentation contains certain forward-looking statements, including without limitation, statements concerning our operations, economic performance and financial condition. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate,” and other similar expressions. Forward-looking statements do not guarantee future performance, which may be materially different from that expressed in, or implied by, any such statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based largely on our current beliefs, assumptions and expectations of our future performance taking into account all information currently available to us. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or within our control, and which could materially affect actual results, performance or achievements. Factors that may cause actual results to vary from our forward-looking statements include, but are not limited to: factors described in our Annual Report on Form 10-K for the year ended December 31, 2014, and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014, and September 30, 2014 including those set forth under the captions “Risk Factors” and “Business”; defaults by borrowers in paying debt service on outstanding indebtedness; impairment in the value of real estate property securing our loans; availability of mortgage origination and acquisition opportunities acceptable to us; our ability to integrate the segments of LNR Property LLC, a Delaware limited liability company (“LNR”), which were acquired on April 19, 2013, into our business and achieve the benefits that the we anticipate from this acquisition; potential mismatches in the timing of asset repayments and the maturity of the associated financing agreements; national and local economic and business conditions; general and local commercial real estate and residential property conditions; changes in federal government policies; changes in federal, state and local governmental laws and regulations; increased competition from entities engaged in mortgage lending and securities investing activities; changes in interest rates; and the availability of and costs associated with sources of liquidity.

Forward Looking Statements, continued 2 Additional risk factors are identified in our filings with the U.S. Securities Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2014 and our Forms 10-Q for the quarters ended March 31, 2014, June 30, 2014, and September 30, 2014 which are available on our website at http://www.starwoodpropertytrust.com and the SEC’s website at http://www.sec.gov. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. As a result, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the events described by our forward-looking statements might not occur. We qualify any and all of our forward-looking statements by these cautionary factors. Please keep this cautionary note in mind as you assess the information given in this presentation.

Agenda – April 2, 2015

TIME	TOPIC	PRESENTER
9:00AM	Introduction & Agenda	Zachary Tanenbaum – Director, Investor Relations
9:05AM	Opening Remarks	Jeff DiModica – President
9:25AM	Lending Segment Discussion	Andrew Sossen – Chief Operating Officer Jeff DiModica – President Christian Dalzell – Chief Originations Officer Jeff Dishner – Senior Managing Director Carl Tash – Chief Credit Officer
10:10AM	Break	
10:25AM	Investing & Servicing Segment Discussion	Luke Dann – Managing Director Adam Behlman – Chief Risk Officer Larry Brown – President, Starwood Mortgage Capital Blair Lewis – Chief Executive Officer, Europe Isaac Pesin – Managing Director Job Warshaw – Managing Director
11:25AM	Financing Strategy Discussion	Andrew Sossen – Chief Operating Officer Cary Carpenter – Managing Director Jeff DiModica – President
12:00PM	Financials & Guidance Discussion	Rina Paniry – Chief Financial Officer
12:15PM	Lunch	
12:30PM	Conclusion & Q&A	Barry Sternlicht – Chairman & Chief Executive Officer Management Team

STARWOOD PROPERTY TRUST, INC. 3

4 Opening Remarks Jeff DiModica President

Starwood: A Global Organization 5 EUROPE Sao Paulo S. AMERICA EUROPE London Paris Luxembourg Frankfurt UNITED STATES Greenwich New York City Chicago San Francisco Los Angeles Washington, D.C. Atlanta Charlotte Miami

Starwood Capital Overview 6 A 24 year old diversified investment company with 1,449 employees across 12 offices globally STARWOOD GLOBAL EMPLOYEES SH Group Hotel management team brings operational expertise in areas of revenue management, marketing, food + beverage, systems and cost management Currently manage two brands: 1Hotels and Baccarat Hotels & Resorts Starwood Retail Partners Manages one of the largest regional mall portfolio is the United States Total portfolio of 28 properties totaling more than 26.8M square feet and over $5B of gross asset value Starwood Capital Group Acquired over $63B of assets over the past 24 years; current assets under management of $42B Seasoned executive team with over 15 years of average experience and an average of 28 years of industry experience Starwood Property Trust Largest Commercial Mortgage REIT in the world Manages $8.9B of assets across Lending and Investing & Servicing Segments; deployed over $17.0B of capital since inception Starwood Energy Group Specializing in energy infrastructure investments, with a focus on the natural gas and renewable power generation and transmission sectors Currently manages total equity commitments of approximately $2.3B

STWD Earnings Components 7 STWD revenues are diversified across its Lending and Investing & Servicing segments STARWOOD PROPERTY TRUST EARNINGS CONTRIBUTION 1 Investing & Servicing Segment Note: Figures as of December 31, 2014, unless otherwise noted 1) Earnings contribution based on core gross income contribution Lending Segment

4. Retain Junior Tranche of Loan Loan Origination and Structuring Process 8 1. Originate Whole Loan Originate a 75% LTV first mortgage at a rate of L + 4.75% $100M Building $25M Equity $75M First Mtg. (1) Asset yield equates to $3.56M of interest income, cost of financing equates to $1.0M of expenses and STWD earns $2.56M on its retained investment of $25M or a 10.25% return STWD benefits from the lower cost of financing on the senior portion of the mortgage STWD’s investment represents 50%-75% LTV $25M Junior Asset Yield (L+) 4.75% Cost of Financing (L+) (2.00%) Net Interest Margin (L+) 2.75% Leverage 2.0x Gross ROE of Junior (L+) (1) 10.25% A B C C Optionality to finance or sell the 0% - 50% LTV portion of the loan $75M First Mtg. $25M Junior Senior Senior tranche has a 50% LTV while the junior tranche remains at 75% LTV A OR Assume that STWD can finance the first mortgage or sell 100% of the senior loan at a cost of L + 2.00% $75M First Mtg. OR $50M Senior B 2. Either Retain First Mortgage or Split Into Sr/Jr 3. Finance First Mortgage or Sell Senior

Lending Segment Highlights 9 Leading provider of first mortgage and mezzanine loans; over $12.9B of capital deployed since inception $6.8B portfolio carrying value: 56% first mortgages 29% subordinate mortgages and mezzanine loans 5% preferred equity 10% other 77% of lending portfolio is indexed to LIBOR; portfolio constructed to benefit from rising rates Fixed-rate portfolio has an 8.2% weighted average coupon and a 11.6% asset level return1 14% represents European loans with an asset-level return of 11.9%1 61.9% loan-to-value ratio 10.8% asset level return1 Note: Figures as of December 31, 2014, unless otherwise noted 1) The optimal asset-level return assumes (i) maximum available leverage in place or in negotiation for each asset, notwithstanding the amount actually borrowed, and (ii) full syndication of first mortgage when syndication is deemed probable

Lending Segment Highlights, Continued 10 In millions, includes lending segment assets as of 12/31/14 As of 12/31/2014. Underlying property values are determined by STWD’s management based on its ongoing asset assessments, and loan balances that are the face value of a loan regardless of whether STWD has purchased the loan at a discount or premium to par. For any loans collateralized by ground-up construction projects without significant leasing or units with executed sales contracts, the fully funded loan balance is included in the numerator and the fully budgeted construction cost including costs of acquisition of the property is included in the denominator. For ground up construction loans which have significant leasing or units under contract for sale the fully funded loan balance is included in the numerator with an estimate of the stabilized value upon completion of construction included in the denominator TOTAL PORTFOLIO SIZE(1) vs. WEIGHTED AVERAGE LTV (2) US$ (M)

Lending Segment Credit Performance STWD has funded $12.9B since inception and has $0 of realized loan losses to date US$ (M) $0 REALIZED LOAN LOSSES TO DATE CUMULATIVE LENDING SEGMENT LOAN FUNDINGS Note: Figures as of December 31, 2014, unless otherwise noted 11 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 2009 2010 2011 2012 2013 2014

Investing & Servicing Highlights 12 Note: Figures as of December 31, 2014, unless otherwise noted Servicing Named special servicer on $135B of CMBS, nearly $13.7B of actively special serviced loans and REO Anticipated fees are positively correlated to upcoming legacy CMBS industry maturities: CMBS $754M CMBS portfolio carrying value Portfolio primarily consists of new issue B-pieces, legacy control bonds and yield bonds Industry Maturities LNR Maturities LNR Market Share 2015 $75B $33B 44% 2016 $118B $36B 31% 2017 $118B $41B 35% Total $311B $110B 35%

Investing & Servicing Highlights 13 Starwood Mortgage Capital Securitized $1.6B of loans in 2014 Completed 11 securitizations in 2014 Hatfield Philips/LNR Europe Hatfield Philips is the active primary servicer on $12B and special servicer on $8B of primarily CMBS LNR Europe continues to build a world class NPL advisory business in Europe Note: Figures as of December 31, 2014, unless otherwise noted

STWD’s Evolving Strategy 14 2009 IPO in August 2009 raised approximately $1.0B 2014 Spun off Starwood Waypoint Residential Trust (NYSE:SWAY), which has become one of the largest owners of single family rental homes in the U.S. Deployed a record $5.5B during the year, including $1.8B in 4Q14 Commenced strategy of core plus equity investing through the purchase of a portfolio of four high quality regional malls 2013 Acquired LNR Property LLC for $0.7B Deployed a total of $4.1B of capital in 2013 2012 Deployed a total of $2.6B in 2012 2011 Total capital deployed of $2.0B 2010 Deployed $1.7B in 2010 Increased aggregate financing capacity under five financing facilities to $1.1B Total capital deployed of $17B+ Note: Figures as of December 31, 2014, unless otherwise noted

Proven Track Record 15 TOTAL RETURNS AND ANNUALIZED TOTAL RETURNS Source: Bloomberg. Includes impact of dividend reinvestment. Market data as of 3.30.15 CRE mREIT 2.0 includes: ACRE, ARI, BXMT, CLNY and LADR. CRE mREIT 1.0 include: ABR, NCT, RAS and RSO

16 Lending Segment Discussion Andrew Sossen (Moderator) Chief Operating Officer Jeff DiModica President Jeff Dishner Senior Managing Director Christian Dalzell Chief Originations Officer Carl Tash Chief Credit Officer

Competitive Advantages 17 Reputation and Market Knowledge Ability to leverage Starwood Capital Group’s global network and 24 years of knowledge and relationships to source transactions globally Flexible and Creative in Structuring Transactions Expertise to invest in first mortgages, mezzanine loans, preferred equity, CMBS and other structures to generate above market risk adjusted returns One-Stop Financing Solution Capability to disintermediate traditional senior mortgage and mezzanine lenders by providing one-stop combined financings in a single seamless process for borrowers Focus on Large Transactions Average loan origination since inception is ~$90M; capability to structure and originate loans upwards of $500M in size

Broad Institutional Borrower Base 18 STWD benefits from its deep institutional borrower relationships and due to its superior process and execution the Company has been able to turn most customers into repeat borrowers

Origination Pipeline Statistics 19 Deals: 1,050 $105B Actionable Inquiries Quoted Deals: 223 $23B Term Sheets Signed Deals: 53 $6B Closed Deals: 45 $5B STWD Equity: $3B Note: For the year ended December 31, 2014 STWD closed 6.3% and 7.3% of actionable inquiries by number of deals and total notional amount, respectively

Portfolio Highlights 20 LENDING SEGMENT PORTFOLIO SUMMARY $6.8B diverse lending segment portfolio WEIGHTED AVERAGE LOAN TO VALUE Current portfolio LTV of 61.9% Note: Figures as of December 31, 2014, unless otherwise noted

Portfolio Highlights, Continued 21 LOAN BALANCE BY REGION LOAN BALANCE BY PROPERTY TYPE Note: Figures as of December 31, 2014, unless otherwise noted

Case Study: Chicago Board of Trade Building 22 OVERVIEW 1.3M square foot class B+/A- office complex located in the Central Loop of Chicago, IL Historic, landmark property, which was built in 1930, is comprised of two towers rising 23 and 49 stories Original location of the Chicago Board of Trade, the U.S.’s first grain futures exchange Location and infrastructure appeal to wide variety of tenants SPONSOR GlenStar and Oaktree recapitalized the property in 2014 INVESTMENT STRUCTURE First mortgage & mezzanine loan LOAN SIZE $147M of initial funding; $54M of future funding BUSINESS PLAN The sponsor’s business plan is to complete its capital expenditure program of creating “spec suites” from vacant space The sponsor looks to continue to build on the leasing momentum developed over the past two years as they have renovated and leased over 500,000 square feet

Chicago Board of Trade Building, Continued 23

Case Study: Aldgate Tower 24 OVERVIEW 317,000 square foot Class A office tower located in Aldgate section of the Central London office market The building is 17 floors tall, with 20,000 square foot column free floor plates and panoramic views over the City of London SPONSOR Aldgate Developments, a privately controlled Irish developer and investor, completed construction of the property in November of 2014 INVESTMENT STRUCTURE First mortgage loan LOAN SIZE Co-originated £200M first mortgage, of which STWD holds £138M BUSINESS PLAN With construction complete, the sponsor is focused on the lease-up of the building Given the flexible floor plates the floors can be adapted to easily suit a multitude of different tenants

Lending Environment Overview 25 Source: Mortgage Bankers Association, Bloomberg CRE LOAN ORIGINATION VOLUME VS. 10 YR UST AND 1 MONTH LIBOR US$ (B)

Lending Environment Overview 26 US REAL ESTATE INVESTMENT ACTIVITY PROPERTY SALES US$ (B) Source: Mortgage Bankers Association, Bloomberg

27 Investing & Servicing Segment Discussion Luke Dann (Moderator) Managing Director Adam Behlman Chief Risk Officer Larry Brown President, Starwood Mortgage Capital Blair Lewis Chief Executive Officer, Europe Isaac Pesin Managing Director Job Warshaw Managing Director

Segment Overview 28 Largest named and one of the largest active commercial mortgage special servicers in the U.S. Named special servicer on 152 trusts with a collateral balance in excess of $134B, with $13.7B of loans and real estate owned in special servicing US Special Servicer Legacy whole loan, CMBS and CDO investments including controlling class positions that form the basis for a material portion of the company’s special servicing rights Investment Securities Portfolio Conduit loan origination platform In 2014, securitized $1.6B in 11 transactions Starwood Mortgage Capital One of the largest independent primary and special servicers in Europe (Hatfield Philips) Active primary servicer of $12B and special servicer on $8B of primarily CMBS securities Diversifying platform through the expansion of NPL underwriting & debt advisory businesses LNR Europe/ Hatfield Philips

Multi-Cylinder Investment Process 29 $ A B C D E F Process Income Acquisition of B-piece/ CMBS Interest income Asset Enters Special Servicing Servicing fees Asset Acquired from Special Servicing Net rental income Asset Sold Gain on sale Asset Financed by Conduit Securitization profit Sale of B-piece/CMBS Gain on sale The Investing & Servicing Segment has the unique ability to remain invested across various parts of a real estate asset’s life cycle with the opportunity to earn outsized returns on equity A F B C D E

Investing Across Market Cycles 30 The businesses in the Investing & Servicing Segment act as a natural hedge against one another across varying market conditions U.S. CMBS ISSUANCE VS. CMBS DELINQUENCIES

Starwood Mortgage Capital

Sell the loan to a CMBS securitization trust for profit on the principal loan amount, typically 30-40 days after origination Starwood Mortgage Capital 32 Number of Securitizations 6 10 11 27 Originate mortgage loans secured by commercial real estate property 75% financing on one of three credit lines shortly after origination Securitization Volume ($M) 25% equity Strong Return on Equity Securitization enables the platform to “recycle” its capital base to originate new loans and create higher ROEs Note: Figures as of December 31, 2014, unless otherwise noted $752 $1,511 $1,619 $3,882 $0 $1,000 $2,000 $3,000 $4,000 2012 2013 2014 TOTAL

CMBS

CMBS Life Cycle 34 Borrowers Trustee / Fiscal Agent Primary or Sub Servicer Master Servicer 2 months (Loan Funding) + 2 months (Bond Issuance) Creation of Trust Mortgage Bankers Depositor (SPE) Issuer/ Investment Banker Loan Originator/ Loan Seller Special Servicer Denotes STWD Business Segment Rating Agencies Investors

What is CMBS? 35 B-Piece Yield

CMBS Portfolio 36 ($ M) CMBS 1.0 CMBS 2.0 CMBS 3.0 $754M of CMBS which is mixed between 1.0, 2.0 and 3.0 vintages OWNED CMBS 1.0 / 2.0 / 3.0 OWNED CMBS BY VINTAGE Note: Figures as of December 31, 2014, unless otherwise noted; CMBS represents carrying value CMBS 1.0 deals were originated in prior to 2008. CMBS 2.0/3.0 deals were originated from 2009 forward. Different credit underwriting and regulatory requirements are applied to CMBS 2.0/3.0 deals CMBS 2.0 / 3.0 $447 59% CMBS 1.0 $307 41% $0 $50 $100 $150 $200 '01 & Prior '02 '03 '04 '05 '06 '07 '08 '11 '12 '13 '14

49 new issue CMBS deals closed in the U.S. during 2014. LNR reviewed 30 of these deals, which included over $35.1B of collateral, secured by over 2,150 loans Bonds were purchased in 14 deals with partners where LNR’s weighted average investment was approximately 37% per deal LNR was appointed special servicer on an additional two deals where the company did not invest in the B-piece B-Piece Activity 37 Note: Figures as of December 31, 2014, unless otherwise noted Participation Deal Count Investment ($M) Investment (%) Face Purchased ($M) LNR Majority Investment 4 88.2 70% 432.7 LNR Minority Investment 10 88.0 25% 932.5 TOTAL 14 176.2 37% 1,365.2 LNR 2014 B-Piece Investments

Special Servicing Market Share 38 LNR is the largest named Special Servicer (SS) with over $37B more UPB than its next biggest competitor Between 2013 – 2014, LNR was named SS on $29B of UPB on new issuance CMBS backed by 1,831 new loans in 28 conduit deals Note: Figures as of December 31, 2014, unless otherwise noted

Servicing — U.S.

The Power of Experience 40 LNR is the longest-serving investor in subordinate CMBS and one of the only participants to have persevered through every real estate cycle since 1991 LNR has resolved over 5,360 non-performing assets with a total principal balance of approximately $58B since inception Senior management averages 17+ years with LNR and 24+ years of industry experience LNR STATISTICS – DECEMBER 31, 2014 Note: Figures as of December 31, 2014, unless otherwise noted Active CMBS Portfolio Number of Deals 152 Current UPB $134.9B Current Loan Count 10,295 Active Special Servicing Portfolio SS Loan Count 426 SS Loan Balance $5.8B REO Loan Count 487 REO Loan Balance $7.9B Resolved Since Inception Resolved Loan Count 5,360 Resolved Loan Balance $57.8B

Special Servicing Revenue Streams 41 TRUST PAID FEES Inventory Fee Workout Fee Liquidation Fee BORROWER PAID FEES Default Interest Modification Fee Extension Fee Late Fee Assumption Fee Consent Fee

The Proof is in the Performance 42 LNR has maintained an overall resolution rate of 83% on over 5,360 loans Rating agencies have consistently rated LNR in the top-tier of CMBS servicers, LNR is rated the highest rating of “Strong” with S&P and CSS1- with Fitch RECOVERY RATES ON LIQUIDATED LOANS 30% 40% 50% 60% 70% 80% 90% 2011 2012 2013 LNR C-III CW

Debt Advisory & Servicing — Europe

LNR/HPI Europe Update 44 OVERVIEW The firm consists of 120+ employees throughout its offices in London and Frankfurt and presences in both Spain and Italy SERVICING OVERVIEW The team currently has £12.6B of loans under management in primary and special servicing Since 1997, the company has primary serviced more than £50B and been named special servicer on more than £35B of loans NPL UNDERWRITING OVERVIEW Over the past three years, LNR/HPI has underwritten 40 NPL deals with approximately £40.7B in UPB secured across 28,760 assets and 19,402 loans across 23 jurisdictions which represents coverage of approximately 40% of deals that went to market¹ LNR Partners Europe, together with Hatfield Philips International, has best-in class loan servicing capabilities, is a leading non-performing loan (“NPL”) underwriting specialist and is diversifying its revenue streams by offering debt advisory and transaction management services Note: Figures as of December 31, 2014, unless otherwise noted 1) Source: Cushman & Wakefield Real Estate Loan Sales Market Q3 2014

HPI Primary and Special Loan Servicing 45 Since its founding in 1997 as a loan servicing company, HPI has grown exponentially and is one of the UK’s highest rated independent loan servicers by both Fitch Ratings and Standard & Poor’s HPI’s servicer rating was recently upgraded to “above average” by Standard & Poor’s HPI is one of the only loan servicers with a rated German platform Over the last 6 years, HPI has resolved more than £8B of distressed loans at a 90%+ recovery rate Note: Figures as of December 31, 2014, unless otherwise noted Markets Loan Balance (£ M) # of Loans Belgium 121.8 6 Czech Republic 20.4 2 Denmark 18.9 1 Finland 246.4 9 France 926.1 25 Germany 6,706.7 112 Ireland 54.8 1 Italy 623.5 7 Luxembourg 53.2 2 Netherlands 788.3 15 Norway 14.6 3 Poland 99.1 6 Spain 165.5 2 Sweden 120.5 5 UK 2,621.1 82 Totals 12,580.9 278 LOANS SERVICED UNDER MANAGEMENT

Data & Information

47 Leveraging Our Technology LNR developed a leading proprietary data management software called LPAMS to ensure loan information is easily accessible LPAMS contains data on 41,985 commercial real estate loans, a number that grows every day Database includes information on STWD’s real estate lending transactions LPAMS, in combination with Oracle and the Data Mart, allows information to be exported and gives team members the flexibility to generate reports across virtually all servicing and loan metrics There are 135 customized loan, property, real estate, deal and portfolio level reports LNR is the only special servicer with a website to provide investors and rating agencies with a window into its loan workouts: www.lnrpartners.com/transparency REGIONAL LOAN EXPOSURE

48 Financing Strategy Discussion Andrew Sossen (Moderator) Chief Operating Officer Jeff DiModica President Cary Carpenter Managing Director

Financing Strategy Overview 49 Utilize senior note sales to finance first mortgage portfolio Benefits include: match term financing, no mark-to-market for credit or spread risk, non-crossed with other STWD investments and no practical capacity limitation on amount of senior debt the company can sell Highlights: Closed or committed $1.8B in note sales over the past twelve months To date sold over $3B of loans to banks, finance companies, debt funds, insurance companies and investment banks Senior Note Syndications Facilities finance a variety of collateral including both US and European assets, highly transitional to moderately transitional properties, CMBS bonds and CMBS loans being aggregated for sale Benefits include: revolving nature which allows STWD to efficiently manage cash and the flexibility to structure loans as a combination of first mortgages and mezzanine to allow for full control of all aspects of loan and borrower relationship Secured Financing Facilities A unique liability management strategy and a dedicated syndications, trading and capital markets team, provides the company with a loan structuring and pricing advantage Note: Figures as of December 31, 2014, unless otherwise noted

Financing Strategy Overview, Continued 50 Financing facilities allow for interim leverage against loans prior to either placement on permanent warehouse lines or closing senior debt sales Benefits include: less need for capital and reduced cash drag resulting in a positive impact on earnings Liquidity Facilities Borrowings include syndicated term loan and convertible senior notes Benefits include: no credit marks and unsecured nature of the these financings allowing for greater flexibility Corporate Level Borrowings Use CMBS securitization market to receive financing on loans Examples: Red Roof Inn Hotel Portfolio, 369 Lexington Avenue Rigorous process of monitoring the CRE CLO market including tracking securitization structures, pricing and loans Benefits of CMBS securitizations include: match term financing, no mark-to-market for credit or spread risk, non-recourse and no practical capacity limitation Benefits of actively managed CRE CLO include: match term financing, ability to add replacement collateral and no capacity limitations CMBS and CLO Securitizations Note: Figures as of December 31, 2014, unless otherwise noted

Case Study: Hotel Commonwealth 51 COLLATERAL DESCRIPTION STWD originated a $103.3M first mortgage and mezzanine loan on a mixed-use property that includes 28,225 square feet of retail and a 149-key full-service hotel in the Kenmore Square area of Boston, MA Sponsor plans to implement a $50M+ expansion of the surface parking lot behind the Hotel which will add 96 keys, 13,466 square feet of additional ballroom and meeting space and three levels of parking Sponsor also plans to sell off retail portion of property LOAN STRUCTURE Originated initial loan of $65M with future funding obligations of $38.3M Loan was split into first mortgage and mezzanine loan so STWD could retain maximum flexibility to sell senior debt or place the two loans on a warehouse line FINANCING OPTIONS When we bid this loan we underwrote the returns using all of STWD’s financing options including: A-Note Sale Warehouse Line Financing Corporate Debt Allocation

MAXIMUM BORROWING CAPACITY Total Debt Capacity 52 Maximum on-balance sheet borrowing capacity of $5.8B and A-note sales can provide an incremental and highly scalable source of liquidity going forward US$ (M) Note: Figures as of December 31, 2014, unless otherwise noted

Financing Metrics Summary 53 Note: since 12/31/2014, STWD has closed an additional $340M of warehouse lines 1) Based on the maximum facility amount 2) Lender can only margin call Borrower if there is a credit specific event at the asset level 3) Lender can margin call Borrower if there is a general market based event 4) Of the $622M in financings that have both Spread and Credit Margin Calls, $400M is SMC financing, which is 100% hedged for interest rate exposure US$ (M) SUMMARY OF FINANCINGS AS OF DECEMBER 31, 2014 Secured Financing $4,278 74.2% Unsecured Financing $1,491 25.8% Total $5,769 100.0% Financing that has Credit Margin Calls Only (2) $3,642 63.1% Financing that has both Spread & Credit Margin Calls (3), (4) $622 10.8% Financing that has no Margin Calls $1,505 26.1% Total $5,769 100.0% Total Secured Revolving $3,050 52.9% Total Secured Non-Revolving $1,228 21.3% Total Unsecured $1,491 25.8% Total $5,769 100.0% TERM: Total Debt $5,769 Weighted Average Remaining Term (months) 54.3 Total Debt (excluding CMBS lines) $5,146 Weighted Average Remaining Term (months) 58.4

Historical Cost of Funds Management 54 MIGRATION OF FINANCING FACILITY COSTS AND ADVANCE RATES STWD maintains a strong focus on securing the most competitive costs and structures for all financing facilities to help maintain its overall return profile 175bps of financing cost declines will offset over 500bps of spread tightening at 3.0x leverage Note: Facility costs expressed as spread over LIBOR

Risk Management 55 CURRENCY RISK Hedge 100% of expected principal and interest foreign currency risk INTEREST RATE RISK 77% of portfolio is indexed to LIBOR 87% of the floating rate loan portfolio benefits from having a LIBOR floor at an average of 0.35% Where fixed rate loan portfolio is financed using floating rate liabilities, 100% of the floating rate exposure is hedged back to fixed LENDING SEGMENT ASSETS LENDING SEGMENT LIABILITIES Note: Figures as of December 31, 2014, unless otherwise noted

Interest Rate Sensitivity 56 VARIABLE RATE INVESTMENTS & LIABILITIES EARNINGS SENSITIVITY TO CHANGES IN LIBOR The lending portfolio should benefit from a rising rate environment given its high volume of LIBOR-based floating rate loans US$ (M) US$ (M) +$0.08/share +$0.18/share +$0.27/share Note: Figures as of December 31, 2014, unless otherwise noted

Issuing Equity at a Premium to Book Value 57 STWD has executed all of its follow-on equity offerings at a premium to book value and has opportunistically repurchased stock to further align with shareholders STARWOOD HISTORICAL EQUITY ISSUANCES 20% Weighted Average Premium to Book Value * Decline in book value per share is attributable to the SWAY spin-off which occurred in January 2014 Equity Issue Price Book Value per Share $10.00 $20.00 $30.00 Dec-10 May-11 Apr-12 Oct-12 Apr-13 Sept-13 Apr-14*

Opportunities for Growth 58 Expansion of permanent financing facilities Developing additional syndication relationships Sourcing new secured financing facilities Issuance in senior unsecured bond market Structuring CLO/CDO financings

59 Financials & Guidance Discussion Rina Paniry Chief Financial Officer

Consolidating Balance Sheet 60 ($ thousands) As of December 31, 2014 Lending Investing & Servicing Pre-VIE Balance VIEs GAAP Balance Assets: Cash 204,090 $ 99,015 $ 303,105 $ 786 $ 303,891 $ Loans held-for-investment, net 5,746,289 32,949 5,779,238 - 5,779,238 Loans held-for-sale - 391,620 391,620 - 391,620 Investment securities 764,517 753,553 1,518,070 (519,822) 998,248 Intangible assets - servicing rights - 190,207 190,207 (46,055) 144,152 Investment in unconsolidated entities 152,012 48,693 200,705 (6,722) 193,983 Goodwill - 140,437 140,437 - 140,437 Other Assets 228,262 104,865 333,127 (1,464) 331,663 VIE assets, at fair value - - - 107,816,065 107,816,065 Total Assets 7,095,170 $ 1,761,339 $ 8,856,509 $ 107,242,788 $ 116,099,297 $ Liabilities & Equity Liabilities: Secured financing agreements, net 2,915,426 $ 222,363 $ 3,137,789 $ - $ 3,137,789 $ Convertible senior notes, net 1,418,022 - 1,418,022 - 1,418,022 Other liabilities 324,273 103,643 427,916 457 428,373 VIE liabilities, at fair value - - - 107,232,201 107,232,201 Total Liabilities 4,657,721 $ 326,006 $ 4,983,727 $ 107,232,658 $ 112,216,385 $ Equity: STWD Stockholders' Equity 2,425,523 $ 1,435,333 $ 3,860,856 $ - $ 3,860,856 $ Non-controlling interests 11,926 - 11,926 10,130 22,056 Total Equity 2,437,449 1,435,333 3,872,782 10,130 3,882,912 Total Liabilities and Equity 7,095,170 $ 1,761,339 $ 8,856,509 $ 107,242,788 $ 116,099,297 $

Consolidating Income Statement

($ thousands)
For the year ended December 31, 2014

	Lending	Investing & Servicing	SWAY	Pre-VIE Total	VIEs	GAAP Total
Revenues:						
Interest income from loans	$ 420,683	$ 13,979	$ -	$ 434,662	$ -	$ 434,662
Interest income from securities	68,348	109,819	-	178,167	(66,151)	112,016
Servicing fees	330	227,145	-	227,476	(91,910)	135,565
Other revenues	406	21,450	-	21,856	(1,224)	20,632
Total Revenues	**489,767**	**372,393**	**-**	**862,160**	**(159,285)**	**702,875**
Costs and Expenses:						
Management fee expense	$ 69,378	$ 47,393	$ 791	$ 117,562	$ 170	$ 117,732
Interest expense	133,728	26,285	1,091	161,104	-	161,104
General and adminstrative expenses	24,530	144,408	-	168,938	723	169,661
Other expense	4,574	30,938	-	35,512	-	35,512
Total Costs and Expenses	**232,210**	**249,024**	**1,882**	**483,116**	**893**	**484,009**
Other Income:						
Income of consolidated VIE's, net	$ -	$ -	$ -	$ -	$ 212,506	$ 212,506
Change in fair value of servcing rights	-	(53,065)	-	(53,065)	36,278	(16,787)
Change in fair value of investment securities	822	97,723	-	98,545	(83,468)	15,077
Change in fair value of mortgage loans held for sale	-	70,420	-	70,420	-	70,420
Earnings from unconsolidated entities	9,660	13,610	-	23,270	(3,338)	19,932
Other income	13,874	(7,703)	-	6,171	-	6,171
Total Other Income	**24,356**	**120,985**	**-**	**145,341**	**161,978**	**307,319**
Income tax provision	(1,476)	(22,620)	-	(24,096)	-	(24,096)
Loss from discontinued operations, net of tax	-	-	(1,551)	(1,551)		(1,551)
Net income attributable to non-controlling interests	(3,717)	-	-	(3,717)	(1,800)	(5,517)
Net income (loss) attributable to Starwood Property Trust, Inc.	**$ 276,720**	**$ 221,734**	**$ (3,433)**	**$ 495,021**	**$ -**	**$ 495,021**

STARWOOD PROPERTY TRUST, INC.
61

VIEs 62 WHAT ARE VIEs? As they relate to STWD, variable interest entities (VIEs) are collateralized financing entities (CFEs), such as CMBS trusts and CDOs These structures carry little to no GAAP equity WHEN DO WE CONSOLIDATE VIEs? When we are (i) the controlling class holder of a CFE, and (ii) serve as special servicer of the CFE, we are generally required to consolidate the CFE WHY IS IT IMPORTANT TO FOCUS ON OUR PRE-VIE FINANCIAL STATEMENTS IN ANALYZING OUR PERFORMANCE? Several of the key components of our investing and servicing segment are eliminated in consolidation under the current GAAP model, including significant portions of our CMBS portfolio and servicing intangible, along with the related interest income, changes in fair value (including both realized and unrealized gains and losses) and servicing fees VIEs represent assets that we don’t own and liabilities that we don’t owe

Core Earnings 63 LENDING $299M 63% INVESTING & SERVICING $177M 37% Core Earnings - Net Note: For the year ended December 31, 2014 Core Earnings - Gross US$ (M) Servicing CMBS Conduit Other First Mortgages Mezzanine Loans Subordinated Mortgages / Preferred RMBS Other

2015 Earnings Guidance 64 CORE EPS GUIDANCE RANGE: $2.05 - $2.25 Relative segment contributions in 2014 of 63% from Lending and 37% from Investing & Servicing expected to remain constant in 2015 Does not reflect any impact which may result from repurchases of equity or convertible debt securities pursuant to STWD’s existing repurchase program LENDING SEGMENT Investments include: (i) fundings on previously committed loans, (ii) new loan originations, and (iii) equity investments Sources of capital include: (i) A-Note sales and securitizations, (ii) loan repayments, (iii) potential equity issuances, and (iv) asset and corporate level debt Levered returns slightly lower than historical levels Margin compression expected to be partially offset by more efficient balance sheet capitalization

2015 Earnings Guidance, Continued 65 INVESTING & SERVICING SEGMENT Servicing Fees expected to trend downward in 2015 as the nearly $14B of assets currently in servicing continue to resolve Potential for fees to ramp up in 2016 and 2017 as the 10-year loans from the 2006 and 2007 vintages reach maturity CMBS investment portfolio Continued deployment of capital into the B-piece and legacy CMBS space Interest income and gains on securities sales expected to compensate for the near-term decline in special servicing profits Conduit loan platform Margin compression will be partially offset by increases in securitization volume Equity investments Continue to pursue equity investment opportunities sourced by both STWD’s manager as well as opportunities from STWD’s servicing book

Conduit Operations Servicing Fees Not in Intangible Calculation Future Servicing Fees on New Issue B-Pieces Equity Interests in Unconsolidated Entities** Par and Fair Value Purchase Options The “Platform” Enterprise Value for Multi-cylinder Operating Business Why We Trade at a Premium to Book Value 74 * As of December 31, 2014 **Example: Equity ownership interests in 701 7th Avenue, Auction.com, mall portfolio, etc. GAAP Equity / Weighted Average Diluted Shares GAAP Book Value per Share Loans held-for-investment Fair Value Adjustment to Book Value Should trade at an earnings multiple, not book value Default interest and other negotiated fees Carried at amortized costs and not fair valued + + If exercised, carried at amortized cost $16.84* $0.56* Additional Value Premium = Sources of Additional Value: Traditional Value Metrics: STWD Stock Price + + = Carry very little book value today Access to ~500 real estate professionals within STWD and terabytes of data to make informed investment decisions

67 Conclusion Barry Sternlicht Chairman & Chief Executive Officer

Core Plus Investing Opportunity 68 HISTORICAL CAP RATES AND 10-YEAR TREASURY YIELDS The current wide spread between cap rates and treasuries enables buyers to generate attractive cash-on-cash returns in defensive, strong performing core plus real estate properties Real estate also offers 1) historically consistent appreciation, 2) long duration, 3) asset diversification and 4) an inflation hedge Source: Real Capital Analytics

STWD: A Premier Multi-Cylinder Platform 69 Scaling Existing Businesses Developing New Businesses Internally Exploring New Asset Classes Geographic Expansion Strategic Acquisitions & Alliances Building the premier multi-cylinder finance company primarily focused on the real estate industry Future growth opportunities will come from a combination of leveraging STWD’s existing platform and pursuing new investments with meaningful synergies with Starwood Capital’s core competencies

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